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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 26, 2003, in Amendment No. 3 to the Registration Statement Form S-1 and related Prospectus of Direct General Corporation dated August 1, 2003.

/s/ ERNST & YOUNG LLP
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Ernst & Young LLP


Nashville, Tennessee
July 31, 2003